                                    Exhibit 7
               Consent of Ernst & Young LLP, Independent Auditors

                                                                       Exhibit 7


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS





We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 6, 1998 with respect to the consolidated financial statements of First Variable Life Insurance Company and January 30, 1998 with respect to the financial statements of First Variable Life Insurance Company---First Variable Separate Account VL, in Post Effective Amendment No. 2 to the Registration Statement (Form S-6 No. 333-05053) and related Prospectus of First Variable Life Insurance Company.




                                              /s/ Ernst & Young LLP
                                              ----------------------------------
                                              ERNST & YOUNG LLP



Boston, Massachusetts
April 24, 1998